REDEMPTION AND SUBSTITUTION AGREEMENT



                  REDEMPTION AND SUBSTITUTION AGREEMENT, dated October 10,
1996, by and among JMB/NYC Office Building Associates, L.P., an Illinois limited partnership ("JMB LP"), O&Y Equity Company, L.P., a Delaware limited partnership ("Equityco"), O&Y NY Building Corp., a New York corporation ("Building Corp"), and 237/1290 Upper Tier GP Corp., a Delaware corporation ("Upper Tier GP Corp") and 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership (the "Partnership").

                  WHEREAS, the parties hereto desire to enter into this Redemption and Substitution Agreement pursuant to the Second Amended Joint Plan of Reorganization of 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C., confirmed by order of the United States Bankruptcy Court for the Southern District of New York dated September 20, 1996 (the "Plan");

                  WHEREAS, JMB LP and Equityco are limited partners of the Partnership, holding partnership interests of 46.5% and 49.9%, respectively, as limited partners therein, and Building Corp is general partner and a limited partner of the Partnership, holding partnership interests of 1%, as general partner, and 2.6% as a limited partner, therein;

                  WHEREAS, pursuant to the Plan, the parties hereto desire that
(i) Upper Tier GP Corp be admitted to the Partnership, as a general partner,
(ii) Building Corp withdraw from the Partnership as a general partner, (iii) Upper Tier GP Corp receive a 1% partnership interest, as general partner, in the Partnership, (iv) the remaining partners reconstitute and continue the Partnership as a successor limited partnership, (v) Equityco and Building Corp withdraw from the Partnership, as limited partners, and (vi) JMB LP's 46.5% partnership interest, as a limited partner, in the Partnership be increased to a 99% partnership interest, as a limited partner, in the Partnership;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

                  1. Admission of Upper Tier GP Corp as an Additional General Partner. Pursuant to Section 17-401 of the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), each of JMB LP, Equityco and Building Corp, constituting all of the partners of the Partnership, hereby consent to the admission of Upper Tier GP Corp to the Partnership as an additional general partner, such admission to be effective on the date hereof.

                  2. Withdrawal of Building Corp as General Partner. Building Corp hereby withdraws from the Partnership and, each of JMB LP, Equityco and Upper Tier GP Corp hereby agrees that this Agreement shall constitute the required notice of such withdrawal under Section 17-602 of the DRULPA.

C/M:  11764.0004 372045.4

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                  3. Upper Tier GP Corp's Partnership Interest. In consideration for agreeing to serve as the general partner of the Partnership and exposing its assets and liabilities to the Partnership, the parties hereto agree that Upper Tier GP Corp shall receive a 1% partnership interest, as general partner, in the Partnership.

                  4. Reconstitution and Continuation of the Partnership. Pursuant to Section 17-801 of the DRULPA, JMB LP, and Upper Tier GP Corp hereby elect to reconstitute and continue the Partnership as a successor partnership upon the terms and conditions set forth in the Agreement of Limited Partnership of the Partnership, annexed hereto as Exhibit A.

                  5. Withdrawal of Building Corp and Equityco as Limited Partners. Building Corp and Equityco hereby withdraw from the Partnership as limited partners. Upper Tier GP Corp, as general partner of the Partnership, hereby waives the six month notice requirement required under Section 17-603 of the DRULPA and hereby consents to the withdrawal of Building Corp from the Partnership as limited partner.

                  6. Reallocation Limited Partner Interests. The parties hereto agree that JMB LP's 46.5% limited partnership interest is hereby increased to a 99% partnership interest, as a limited partner, in the Partnership.

                  7. Governing Law. This Agreement shall be governed by the laws of Delaware, without regard to the conflict of law principles thereof.

                  8. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  9. Captions; Counterparts. The captions in this Agreement are for convenience of reference only, do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Agreement may be executed in two or more counterparts, all of which shall constitute one and the same instrument.

                  10. Enforceability; Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

                  11. Entire Agreement. This Agreement and the Plan set forth the entire understanding of the parties with respect to the subject matter hereof.




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C/M:  11764.0004 372045.4

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                  IN WITNESS WHEREOF, the parties hereto have entered into this
Agreement as of the date first written above.

                                      JMB/NYC OFFICE BUILDING
                                      ASSOCIATES, L.P.

                                      By:                                  , as
                                             general partner

                                             By:
                                                   Name:
                                                   Title:


                                      O&Y EQUITY COMPANY, L.P.

                                      By:   O&Y Equity General Partner Corp.,
                                            as general partner

                                            By:
                                                 Name:
                                                 Title:


                                      O&Y NY BUILDING CORP.

                                      By:
                                            Name:
                                            Title:



                                      237/1290 UPPER TIER GP CORP.

                                      By:
                                            Name:
                                            Title:

                                      237/1290 UPPER TIER ASSOCIATES, L.P.

                                      By:   237/1290 Upper Tier GP Corp., as
                                            general partner

                                            By:
                                                 Name:
                                                 Title:


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C/M:  11764.0004 372045.4